MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------
                                                                  May 15, 1997

Dear Shareholder:

It's a pleasure to bring you the semi-annual report for the Franklin Strategic Mortgage Portfolio for the period ended March 31, 1997.

Expectations for continued economic growth, without a need to moderate inflation by raising interest rates, characterized much of the six-month period. These expectations, however, began to fade in December.

After previously declining, interest rates reversed course in December amidst reports of positive economic growth. Despite a strong U.S. dollar during the period, export growth was healthy, and housing markets continued to be strong, supporting increased demand for durable goods. Also, spending in the fourth quarter of 1996 expanded faster than inventories, indicating a likelihood for increased production in 1997. Anticipating a higher risk of inflation, the Federal Reserve ("the Fed"), increased the federal funds rate by 25 basis points in March. The Fed's modest rate increase was largely based on fears that continued growth would push wages higher in an already tight labor market.

Despite the concern generated by these reports, inflation remained low during the six-month period which contributed to the relatively low-level of volatility in the bond market. The re-election of both President Clinton and a Republican Congress also encouraged stability in the bond market. The election helped to maintain the existing political status quo and probably diminished the chances for future unexpected political actions.

Looking forward, we anticipate that interest rate volatility may increase. The Manager's Discussion on page 3 of this report contains more detailed information about our expectations for the market and the fund.

We appreciate your continued support, welcome your comments, and look forward to serving you in the years to come.

Sincerely,



Charles B. Johnson
Chairman
Franklin Strategic Mortgage Portfolio



--------------------------------------------------------------------------------
                            - Celebrating 50 Years -

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

--------------------------------------------------------------------------------


MANAGER'S DISCUSSION
--------------------------------------------------------------------------------
Your Fund's Objective:

Seeks to obtain a high level of total return relative to the performance of the general mortgage securities market by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.*

Mortgage securities performed well on a total return basis compared to other federal government bonds during the reporting period. Lower market volatility and decreasing prepayment risk made these securities more attractive to government bond investors.

In comparison to Treasuries, investors purchased a relatively larger amount of mortgage securities for added income. These purchases caused the difference in yield between mortgage securities and U.S. Treasuries to narrow. Consequently, the returns of mortgage securities became more competitive over the period.

Shareholders often ask:
What is "prepayment risk"?

In general, prepayment refers to paying a debt obligation before it is due. Homeowners, for instance, may prepay their mortgage -- by refinancing -- when interest rates are low. Prepayment risk is a situation experienced by the mortgage lender. There is the risk that the borrower -- or homeowner, in this case -- will prepay his high interest rate loan and replace it with a low interest rate loan. When this occurs, the lender loses his high interest earnings and is forced to now lend money at the current, lower interest rate. Prepayment risk is, however, more than just refinancing risk. General economic conditions can result in increased housing turnover. In fact, any number of situations, including relocation, death, and divorce, may result in a home being sold and its mortgage paid off.

*U.S. government securities owned by the fund or held under repurchase agreement, but not shares of the fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.

Also, we took advantage of the drop in prepayment risk and increased our exposure to current coupon mortgage securities during this period. Normally, such securities pay higher interest rates and face greater prepayment risk than mortgage securities with protection against prepayment.


In addition, we adjusted our interest rate risk, seeking to approximate that of the Salomon Brothers Mortgage Index. In the last half of the period, however, we managed the fund's portfolio to a slightly lower interest rate risk than that of the mortgage index. We took this step to reduce our interest rate risk exposure. The relatively lower rate risk of the securities we held made them less susceptible to a loss in value resulting from an interest rate hike than those composing the index.


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT



This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We appreciate your participation in the Franklin Strategic Mortgage Portfolio and look forward to serving your investment needs in the months and years to come.


Performance Summary

The Franklin Strategic Mortgage Portfolio's share price, as measured by net asset value, declined two cents, from $9.74 on September 30, 1996, to $9.72 on March 31, 1997.

At the end of the reporting period, the fund's distribution rate was 7.53%, based on an annualization of March's monthly dividend of 6.279 cents ($0.06279) per share and the maximum offering price of $10.15 on March 31, 1997. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not indicative of future trends.

   Franklin Strategic Mortgage Portfolio
   Dividend Distributions 10/1/96 - 3/31/97+

                                         Dividend
   Month                                 per Share
--------------------------------------------------------------------------------
   October                             5.9315 cents
   November                            5.7671 cents
   December                            6.1516 cents
   January                             5.8502 cents
   February                            5.7977 cents
   March                               6.4651 cents
   Total                              35.9632 cents

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

================================================================================
Franklin Strategic Mortgage Portfolio
Periods ended March 31, 1997
                                                                   Since
                                                                Inception
                                              1-Year   3-Year    (2/1/93)
--------------------------------------------------------------------------------

    Cumulative Total Return1................   6.30%    24.12%     29.37%
    Average Annual Total Return2............   1.75%     5.92%      5.29%

    Distribution Rate3................  7.53%
    30-Day Standardized Yield4........  7.74%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 6.279 cents per share monthly dividend and the maximum offering price of $10.15 on March 31, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive all of its management expenses and made payments of other expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 6.78%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Directors.


================================================================================

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
================================================================================

Statement of Investments in Securities and Net Assets, March 31, 1997
(unaudited)


   Face                                                                                       Value
  Amount                                                                                    (Note 1)
----------------------------------------------------------------------------------------------------------------
               Mortgage-Backed Securities  91.6%
               Federal Home Loan Mortgage Corp. (FHLMC)  29.2%
$  75,058      9.00%, 06/01/01 ........................................................      $ 77,192
  162,375      6.50%, 11/01/01 ........................................................       160,469
  113,596      6.50%, 03/01/09 ........................................................       110,208
   76,127      7.00%, 06/01/09 ........................................................        75,279
   52,050      8.00%, 01/01/10 ........................................................        53,187
   72,984      7.50%, 04/01/10 ........................................................        73,314
  125,392      6.00%, 07/01/10 ........................................................       118,751
   68,340      6.50%, 04/01/11 ........................................................        65,988
   96,794      7.00%, 07/01/11 ........................................................        95,385
   91,666      9.50%, 12/01/22 ........................................................        98,537
  128,009      7.00%, 06/01/24 ........................................................       123,389
  128,906      7.50%, 07/01/24 ........................................................       127,554
  119,106      8.00%, 07/01/24 ........................................................       120,465
  157,975      8.50%, 12/01/24 ........................................................       162,558
   43,623      8.00%, 06/01/25 ........................................................        44,000
   73,759      7.00%, 09/01/25 ........................................................        70,865
   52,770      7.00%, 10/01/25 ........................................................        50,700
   45,523      7.50%, 10/01/25 ........................................................        44,917
   67,577      7.50%, 01/01/26 ........................................................        66,676
   84,574      8.00%, 01/01/26 ........................................................        85,306
   59,202      7.00%, 03/01/26 ........................................................        56,852
  114,773      7.00%, 03/01/26 ........................................................       110,217
   46,836      7.50%, 05/01/26 ........................................................        46,180
   75,646      7.50%, 01/01/27 ........................................................        74,586
                                                                                          ----------------
               Total Federal Home Loan Mortgage Corp. (Cost $2,109,108) ...............     2,112,575
                                                                                          ----------------
               Federal National Mortgage Association (FNMA)38.2%
  192,522      6.00%, 03/01/01 ........................................................       187,134
  117,559      6.50%, 09/01/08 ........................................................       114,185
   88,025      7.00%, 07/01/09 ........................................................        86,956
   69,392      7.50%, 07/01/09 ........................................................        69,713
   48,862      6.00%, 04/01/11 ........................................................        46,045
   48,175      6.50%, 04/01/11 ........................................................        46,434
   51,475      6.00%, 05/01/11 ........................................................        48,507
   33,827      7.00%, 11/01/11 ........................................................        33,282
   26,058      6.00%, 12/01/23 ........................................................        23,725
  442,820      6.50%, 06/01/24 ........................................................       414,803
  393,681      7.00%, 06/01/24 ........................................................       378,863
   88,986      8.50%, 07/01/24 ........................................................        91,491
  145,241      8.00%, 01/01/25 ........................................................       146,544
               Federal National Mortgage Association (FNMA) (cont.)
$  24,765      8.00%, 01/01/25 ........................................................      $ 24,929
  151,082      9.00%, 01/01/25 ........................................................       158,635
  212,095      7.50%, 08/01/25 ........................................................       209,004
   49,171      7.50%, 11/01/25  .......................................................        48,455
   58,032      7.00%, 01/01/26 ........................................................        55,692
   49,566      7.50%, 03/01/26 ........................................................        48,769
   73,837      7.00%, 06/01/26 ........................................................        70,756
   28,796      8.00%, 06/01/26 ........................................................        28,970
   50,419      8.00%, 07/01/26 ........................................................        50,724
   86,418      8.00%, 08/01/26 ........................................................        86,940
   96,791      7.50%, 10/01/26 ........................................................        95,234
  100,000      a6.07%, 04/01/27 .......................................................        98,563
  100,999      6.10%, 11/01/35 ........................................................        99,626
                                                                                          ----------------
               Total Federal National Mortgage Association (Cost $2,720,690)...........     2,763,979
                                                                                          ----------------
               Government National Mortgage Association (GNMA), SF,24.2%
  130,752      9.00%, 12/15/16 ........................................................       139,527
   53,186      10.00%, 10/15/18 .......................................................        58,638
  105,058      9.50%, 10/15/20 ........................................................       113,361
  190,606      8.00%, 02/15/23 ........................................................       192,974
  262,917      7.00%, 06/15/23 ........................................................       252,916
  147,999      7.50%, 06/15/23 ........................................................       146,207
  259,830      6.50%, 01/15/24 ........................................................       242,853
  123,143      8.50%, 07/15/24 ........................................................       126,899
   39,635      8.00%, 01/15/25  .......................................................        39,953
   48,846      7.50%, 09/15/25 ........................................................        48,038
   25,042      7.50%, 09/15/25 ........................................................        24,628
   48,731      7.00%, 01/15/26 ........................................................        46,590
   72,920      7.50%, 01/15/26 ........................................................        71,626
   25,089      7.00%, 03/15/26 ........................................................        23,986
   23,401      7.50%, 05/15/26 ........................................................        22,986
   50,435      8.00%, 06/15/26 ........................................................        50,793
   39,046      8.00%, 06/15/26 ........................................................        39,323
   34,356      8.50%, 08/15/26 ........................................................        35,307
   33,920      8.00%, 08/20/26 ........................................................        34,026
   39,449      7.50%, 10/15/26 ........................................................        38,750
                                                                                          -----------------
               Total Government National Mortgage Association (Cost $1,768,559) .......     1,749,381
                                                                                          -----------------
               Total Mortgage-Backed Securities (Cost $6,598,357) .....................     6,625,935
                                                                                          -----------------


               bReceivables from Repurchase Agreements   8.9%
$ 651,297      Joint Repurchase Agreements, 6.417%, 04/01/97 (Maturity Value $640,749) ...........(Cost $640,635)
                Aubrey G. Lanston & Co., Inc., (Maturity Value $77,012)
               Collateral: U.S. Treasury Bills, 09/04/97
               U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                Barclays de Zoete Wedd Securities, Inc., (Maturity Value $38,506)
               Collateral: U.S. Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                CIBC Wood Gundy Securities Corp., (Maturity Value $77,012)
               Collateral: U.S. Treasury Notes, 6.25%, 06/30/98
                Daiwa Securities America, Inc., (Maturity Value $77,012)
               Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/31/01
                Fuji Securities, Inc., (Maturity Value $77,012)
               Collateral: U.S. Treasury Bills, 07/31/97
               U.S. Treasury Notes, 5.875%, 04/30/98
                Sanwa Securities (USA) Co., L.P. (Maturity Value $77,012)
               Collateral: U.S. Treasury Bills, 05/15/97
               U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00
                SBC Warburg, Inc., (Maturity Value $77,012)
               Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                The Nikko Securities Co. International, Inc., (Maturity Value $63,159)
               Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                UBS Securities L.L.C., (Maturity Value $77,012)
               Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 ..............     $ 640,635
                                                                                                    -----------------
               Total Investments (Cost $7,238,992)100.5% .........................................     7,266,570
               Liabilities in Excess of Other Assets, Net(0.5%)...................................       (37,931)
                                                                                                    -----------------
               Net Assets100.0% ..................................................................    $7,228,639
                                                                                                    =================

               At March 31, 1997, the net unrealized  appreciation  based on the cost of investments for income tax purposes of $7,211,597 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost ....................................................     $ 123,633
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value ....................................................       (68,660)
                                                                                                    -----------------
              Net unrealized appreciation .......................................................      $ 54,973
                                                                                                    =================


PORTFOLIO ABBREVIATION:
SF - Single Family

aSee Note 1(g) regarding securities purchased on a when-issued basis. bFace amount for repurchase agreements is for the underlying collateral. See Note 1(f) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
================================================================================

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (unaudited)

Assets:
 Investments in securities, at value
 (identified cost $6,598,357)               $6,625,935
 Receivables from repurchase
 agreements, at value and cost                 640,635
 Receivables:
Capital shares sold                             19,055
Dividends and interest                          41,678
Investment securities sold                       1,330
                                             -----------
Total assets                                 7,328,633
                                             -----------
Liabilities:
 Payables:
  Investment securities purchased on
 a when-issued basis (Note 1)                   98,917
  Dividends to shareholders                      1,077
                                             ------------
Total liabilities                               99,994
                                             ------------
Net assets, at value                        $7,228,639
                                             ============

Net assets consist of:
 Unrealized appreciation on investments         27,578
 Accumulated net realized loss                (192,789)
 Capital shares                              7,393,850
                                             ------------
Net assets, at value                        $7,228,639
                                             ============

Net asset value per share
 ($7,228,639 / 743,742 shares
outstanding)                                        $9.72
                                             ============

Statement of Operations
for the six months ended March 31, 1997 (unaudited)
Investment income:
 Interest                                        $257,359
Expenses:
 Management fees (Note 6)             14,061
 Shareholder servicing costs (Note 6)     49
 Registration fees                    11,093
 Professional fees                     7,047
 Reports to shareholders               4,414
 Amortization of organization costs
 (Note 2)                              1,202
 Custodian fees                          157
 Other                                   974
 Management fees waived by
 manager (Note 6)                    (14,061)
 Other expenses assumed by
 manager (Note 6)                    (24,936)
                                   ------------
                                                 ----------
Total expenses                                       --
                                                 ----------
 Net investment income                            257,359
Net unrealized depreciation
 on investments                                   (20,388)
Net increase in net assets
 resulting from operations                       $236,971
                                                 ==========


The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
================================================================================

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended March 31, 1997 (unaudited) and the year ended September 30, 1996

                                                                                         Six Months      Year
                                                                                         Ended          Ended
                                                                                         3/31/1997     9/30/1996
                                                                                         --------      --------
Increase (decrease) in net assets:
Operations:
 Net investment income .............................................................     $ 257,359     $ 461,328
 Net unrealized depreciation on investments.........................................       (20,388)     (107,488)
                                                                                         --------      --------
Net increase in net assets resulting from operations ...............................       236,971       353,840
Distributions to shareholders from undistributed net investment income..............      (257,359)     (461,328)
Increase in net assets from capital share transactions (Note 4).....................       401,802       974,807
                                                                                         --------      --------
Net increase in net assets .........................................................       381,414       867,319
Net assets (there is no undistributed net investment income at beginning or end of period):
 Beginning of period ...............................................................     6,847,225     5,979,906
                                                                                         --------      --------
 End of period .....................................................................    $7,228,639    $6,847,225
                                                                                         ========      ========

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
================================================================================

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The investment objective of the Fund is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount is amortized as required by the Internal Revenue Code. The Fund normally declares dividends from its net investment income daily and distributes monthly. Daily allocations of net investment income commence on the day following receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month dividends are reinvested in additional shares of the Fund, or paid in cash as requested by the shareholders.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of mortgage dollar rolls.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Repurchase Agreements: (cont.)

a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

g. Securities Purchased on a When-Issued or Delayed Delivery:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

h. Mortgage Dollar Rolls:

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date, generally at a price lower than the price of the security sold. The counterparty receives all principal and interest payments, including prepayments, made on the mortgage-backed security sold while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price fixed and a cash settlement made without physical delivery of the securities subject to the contract, at the renewal date. Mortgage dollar rolls are accounted for as non-collateralized financing transactions.


2. ORGANIZATION COSTS

The organization costs of the Fund are amortized on a straight-line basis over a period of five years from February 1, 1993 (the effective date of registration under the Securities Act of 1933).


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At September 30, 1996, for tax purposes, the Fund had net capital loss carryovers as follows:

                                      Expiring in: 2002 ........   $109,092
                                                   2004 ........     56,302
                                                                 ------------
                                                                   $165,394
                                                                 ============

For tax purposes, the aggregate cost of securities is lower (and unrealized appreciation is higher) than for financial statement purposes at March 31, 1997 by $27,395.


4.  CAPITAL STOCK

At March 31, 1997, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions for the periods ended March 31, 1997 and September 30, 1996 were as follows:

                                                                        Six Months Ended          Year Ended
                                                                         March 31, 1997       September 30, 1996
                                                                         ---------------        ---------------
                                                                       Shares     Amount      Shares     Amount
                                                                       ------     -------      -----     -------
Shares sold........................................................    27,051    $265,799    55,521     $545,307
Shares issued in reinvestment of distributions.....................    25,495     250,907    46,337      455,627
Shares redeemed....................................................   (11,689)   (114,904)   (2,685)     (26,127)
                                                                       ------     -------      -----     -------
Net increase.......................................................    40,857    $401,802    99,173     $974,807
                                                                       ======     =======      =====     =======

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities and mortgage dollar roll transactions) for the year ended March 31, 1997 aggregated $374,954 and $326,923, respectively.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Institutional Services Corporation (FISCO), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly based on the average daily net assets of the Fund as follows:

     Annualized Fee Rate     Average Daily Net Assets
     --------------------    -------------------------------------------------
         0.400%              First $250 million
         0.380%              over $250 million, up to and including $500 million
         0.360%              over $500 million

The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the period ended March 31, 1997, the Fund's expenses did not exceed these limitations. However, FISCO agreed in advance to waive management fees and made payments of other expenses as shown in the Statement of Operations.

Under an agreement with FISCO, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by FISCO and computed monthly based on average daily net assets. It is not a separate expense of the Fund.

b. Shareholder Services Agreement:

Under the terms of a shareholder service agreement with Franklin/Templeton Investors Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the period ended March 31, 1997 aggregated $49.

c. Underwriting Agreement:

In its capacity as underwriter for the shares of the Fund, Franklin/Templeton Distributors, Inc. (Distributors) receives commissions on sales of the Fund's shares of beneficial interest. Commissions are deducted from the gross proceeds


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Underwriting Agreement: (cont.)

received from the sale of shares of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors and the amounts paid to other dealers for the year ended March 31, 1997 amounted to $2,441 and $2,266, respectively.

d. Other Affiliated Parties and Transactions

Certain officers and trustees of the Fund are also officers and/or directors of FISCO, Distributors, and Investors Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).

At March 31,1997, Resources owned 89.48% of the Fund's outstanding shares.


7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period are as follows:

                                                    Six Months Ended          Year ended September 30,
---------------------------------------------------------------------------------------------------------------------------
                                                     March 31, 1997     1996      1995       1994       1993***
                                                      ------------     ------    ------     -------    --------
Per Share Operating Performance:

Net asset value at beginning of period............       $9.74        $ 9.91    $ 9.42     $10.24      $10.00
                                                      ------------     ------    ------     -------    --------
Net investment income.............................        0.360         0.717     0.714      0.553       0.365
Net realized and unrealized gain (loss)
 on securities....................................       (0.020)       (0.170)    0.490     (0.711)      0.240
                                                      ------------     ------    ------     -------    --------
Total from investment operations .................        0.340         0.547     1.204     (0.158)      0.605
                                                      ------------     ------    ------     -------    --------
Less distributions:
Dividends from undistributed net investment
 income...........................................       (0.360)       (0.717)   (0.714)    (0.553)     (0.365)
Distributions from net capital gains..............          --            --        --      (0.109)        --
                                                      ------------     ------    ------     -------    --------
Total distributions...............................       (0.360)       (0.717)   (0.714)    (0.662)     (0.365)
                                                      ------------     ------    ------     -------    --------
Net asset value at end of period .................       $9.72        $ 9.74    $ 9.91     $ 9.42      $10.24
                                                      ============     ======    ======     =======    ========
TotalReturn+......................................        3.50%         5.69%    13.27%     (1.61)%      6.13%
Ratios/Supplemental Data:
Net assets at end of year (in 000's)..............       $7,229        $6,487     $5,980     $5,223      $5,306
Ratio of expenses to average net assets++.........          --%           --%        --%        --%         --%
Ratio of expenses to average net assets (excluding
 waiver and payments by Manager) (Note 6).........        1.10%         1.11%     1.24%      1.28%       1.22%*
Ratio of net income to average net assets.........        7.34%         7.26%     7.42%      5.65%       3.59%*
Portfolio turnover rate+++........................        4.90%        17.64%    34.20%     86.38%     104.33%**

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.

++During the year, FISCO agreed in advance to waive the management fees and made payments of other expenses.

+++The portfolio turnover rate excludes mortgage dollar roll transactions.

*Annualized

**The portfolio turnover rates for this period has been restated to exclude purchases and sales of mortgage dollar roll transactions.

***For the period February 1, 1993 (effective date) to September 30, 1993.

Franklin Strategic Mortgage Portfolio Semi-Annual Report March 31, 1997.


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a)OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the fund's investment holdings on 3/31/97, based on total net assets.

Investment Holdings on March 31, 1997

Federal National Mortgage                 38.2%
  Association (FNMA)
Federal Home Loan Mortgage                29.2%
  Corporation (FHLMC)
Government National Mortgage              24.2%
  Association (GNMA)
Cash & Equivalents                         8.4%